================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: August 22, 2001


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                        1-12154                    73-1309529
         (State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
         incorporation or organization)                                          Number)



             1001 Fannin Street, Suite 4000
                  Houston, Texas                                         77002
         (Address of principal executive offices)                      (Zip Code)


                                 (713) 512-6200
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5. OTHER EVENTS

         Waste Management, Inc. is a defendant in a class action pending in the United States District Court for the Southern District of Texas (In Re Waste Management, Inc. Securities Litigation, H-99-2183). Defendants filed a motion to dismiss the action on October 3, 2000. On August 16, 2001, the United States District Court for the Southern District of Texas ruled on the motion, granting in part the defendants' motion to dismiss, and granting the plaintiff leave to file an amended complaint. Copies of the Court's 191-page opinion, which discusses the ruling and the contentions in detail, can be obtained from the Court.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WASTE MANAGEMENT, INC.


Date: August 22, 2001                        By: /s/ David P. Steiner
                                                --------------------------------
                                                 David P. Steiner
                                                 Senior Vice President,
                                                 General Counsel and
                                                 Corporate Secretary